Exhibit 10.5

LYFT, INC.

2008 EQUITY INCENTIVE PLAN

Adopted July 22, 2008

Amended June 28, 2010

Amended August 12, 2011

Amended October 30, 2012

Amended May 21, 2013

Amended March 6, 2014

Amended March 28, 2014

Amended March 10, 2015

Amended June 10, 2015

Amended August 17, 2015

Amended December 17, 2015

Amended October 31, 2016

Amended October 18, 2017

Amended January 29, 2019

Amended March 12, 2019

PLAN HISTORY

Date	Event

July 22, 2008	Adopted with 1,275,000 shares under Plan

June 28, 2010	Increased to 1,609,721 shares under Plan pursuant to Series Seed Preferred Stock Financing

August 12, 2011	Increased to 2,407,989 shares under Plan pursuant to Series A Preferred Stock Financing

December 27, 2011	Increased to 7,223,967 shares under Plan pursuant to 3 for 1 forward stock split

October 30, 2012	Increased to 12,265,306 shares under Plan pursuant to Series B Preferred Stock Financing

May 21, 2013	Increased to 16,377,328 shares under Plan pursuant to Series C Preferred Stock Financing

March 6, 2014	Increased to 20,720,587 shares under Plan pursuant to Series D Preferred Stock Financing

March 28, 2014	Increased to 23,049,194 shares under the Plan pursuant to Series D Financing

March 10, 2015	Increased to 29,900,924 shares under Plan pursuant to Series E Preferred Stock Financing

June 10, 2015	Increased to 34,627,038 shares under Plan pursuant to Series E Preferred Stock Financing

August 17, 2015	Added RSUs as a type of award available for issuance under Plan

December 17, 2015	Increased to 47,751,973 under the Plan pursuant to Series F Preferred Stock Financing

October 31, 2016	Clarification of certain defined terms

April 5, 2017	Increased to 57,713,044 under the Plan pursuant to the Series G Preferred Stock Financing

October 18, 2017	Increased to 75,504,222 under the Plan pursuant to Series H Preferred Stock Financing

January 29, 2019	Added option net exercise feature

March 12, 2019	Amended provisions to address dual-class features; Amended provision related to net exercise following effectiveness of S-1

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LYFT, INC.

2008 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock, and Restricted Stock Units. Capitalized terms not defined in the text are defined in Section 22 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code (“Section 25102(o)”). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 17 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 47,751,973 Shares.

Subject to Sections 2.2, 5.10 and 17 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and (c) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

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3. ELIGIBILITY. ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 hereof) and Restricted Stock Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

4. ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend, expand and rescind or terminate rules and regulations relating to this Plan;

(c) approve persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards under this Plan;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g) grant waivers of any conditions of this Plan or any Award;

(h) determine the terms of vesting, exercisability and payment of Awards under this Plan;

(i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(j) determine whether an Award has been earned;

(k) make all other determinations necessary or advisable for the administration of this Plan; and

(l) extend the vesting period beyond a Participant’s Termination Date.

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4.2 Committee Discretion. Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.

5. OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options may be exercisable immediately but subject to repurchase pursuant to Section 11 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share unless expressly determined in writing by the Committee on the Option’s date of grant; provided that the Exercise Price of an ISO granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.

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5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

5.6 Termination. Subject to earlier termination pursuant to Sections 17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a) If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

(c) If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

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5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 12,750,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

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6. RESTRICTED STOCK; RESTRICTED STOCK UNITS.

6.1 Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

(a) Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

(b) Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 7 hereof.

(c) Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Section 11 hereof or such other restrictions not inconsistent with Section 25102(o) of the California Corporations Code.

6.2 Restricted Stock Units. A Restricted Stock Unit is a bookkeeping entry representing an amount equal to a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company. No Purchase Price shall apply to Restricted Stock Units settled in Shares other than the payment of the aggregate par value of all Shares issuable upon such settlement. All grants of Restricted Stock Units will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

(a) Vesting Criteria and Other Terms. The Committee will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Committee may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Committee in its discretion.

(b) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Committee. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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(c) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(d) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

7. PAYMENT FOR SHARE PURCHASES.

7.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company owed to the Participant;

(b) by surrender of shares of the Company that: (i) either (A) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law;

(d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of a financial industry regulatory authority, such as the New York Stock Exchange (each, a “Dealer”), whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

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(ii) through a “margin” commitment from the Participant and a Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the Dealer in the amount of the total Exercise Price, and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

(f) by a net exercise arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the minimum number of shares of Common Stock having a Fair Market Value sufficient to pay the aggregate exercise price of the exercised shares of Common Stock (“Net Exercise”); or

(g) by any combination of the foregoing.

7.2 Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8. WITHHOLDING TAXES.

8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy up to the maximum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that minimum number of Shares having a Fair Market Value equal to the maximum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11 hereof.

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10. TRANSFERABILITY. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative.

11. RESTRICTIONS ON SHARES.

11.1 Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

11.2 Right of Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.

12. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares set forth in Section 11 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In

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connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock and Restricted Stock Units) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan that do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code. Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award if the Committee so provides. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or other relationship at any time, with or without Cause.

17. CORPORATE TRANSACTIONS.

17.1 Assumption or Replacement of Awards by Successor or Acquiring Company. In the event of (a) a dissolution or liquidation of the Company, (b) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “combination transaction”) in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than

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any such securities that are held by an Acquiring Stockholder (defined below)) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation’s parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least fifty percent (50%) of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Stockholder; or (c) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company’s stockholders, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders of the Company (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 17.1. For purposes of this Section 17.1, an “Acquiring Stockholder” means a stockholder or stockholders of the Company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Company in such combination transaction. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a transaction described in this Section 17.1, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

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18. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

19. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

20. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

21. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option, Restricted Stock Award, and Restricted Stock Unit.

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“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement, Restricted Stock Agreement, or a Restricted Stock Unit Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means the occurrence of any of the following: (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (d) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Common Stock” means the Class A common stock of the Company.

“Company” means Lyft, Inc., or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exercise Price” means the price per Share at which a holder of an Option may purchase Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

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(b) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

(c) if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 5 of this Plan.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Lyft, Inc. 2008 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock in connection with this Plan.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 hereof.

“Restricted Stock Unit” means an award made pursuant to Section 6 hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock, $0.00001 par value per share, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on sick leave, military leave or an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

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LYFT, INC.

NOTICE OF RESTRICTED STOCK UNIT AWARD

You (the “Participant”) are hereby granted an award of Restricted Stock Units (the “Award”) pursuant to the Lyft, Inc. 2008 Equity Incentive Plan, as may be amended from time to time (the “Plan”), as described below.

Participant:

Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date 7 years after the Date of Grant.

Vesting Schedule:

You will receive one Share with respect to each Restricted Stock Unit only if such Restricted Stock Unit vests. Two vesting requirements must be satisfied on or before the Forfeiture Date (as defined below) in order for a Restricted Stock Unit to vest – a time and service-based requirement as described in the first paragraph below (the “Time-Based Component”) and the occurrence of a Liquidity Event as described in the second paragraph below (the “Performance-Based Component”). Your Restricted Stock Units will not vest (in whole or in part) unless both requirements are satisfied. If both the Time-Based Component and the Performance-Based Component are satisfied, the vesting date (“Vesting Date”) of a Restricted Stock Unit will be the first date upon which both of those requirements were satisfied with respect to that particular Restricted Stock Unit.

Time-Based Component: The Time-Based Component will be satisfied as to 25% of the Restricted Stock Units on the 1-year anniversary of the Vesting Commencement Date and 1/12 of the remaining Restricted Stock Units will be satisfied on each Quarterly Vesting Date thereafter, provided the Participant’s Termination (as defined in the Plan) has not yet occurred. “Quarterly Vesting Date” means each of February 20, May 20, August 20, and November 20.

Performance-Based Component: The Performance-Based Component will be satisfied upon the occurrence of a Liquidity Event on or prior to the Forfeiture Date. “Liquidity Event” means the earlier of (i) a combination transaction (as defined under the Plan) provided that such transaction (or series of transactions) qualifies as a change in control event within the meaning of Section 409A (as defined in the Restricted Stock Unit Agreement attached hereto as Exhibit A) or (ii) the effective date of a registration statement of the Company filed under the Securities Act for the Company’s primary initial public offering of the Company’s securities.

Forfeiture Date: The Forfeiture Date will be the first to occur of: (i) the Expiration Date, or (ii) if Participant’s Termination is for Cause (as defined in the Plan) or if Participant is found to have engaged, before or after Termination, in conduct that would have been Cause, the Termination Date. “Termination Date” means the date of the Participant’s Termination. All decisions regarding whether conduct is or is not Cause will be made in the sole discretion of the Company.

If Participant’s Termination Date occurs before any portion of the Time-Based Component is satisfied, all of the Restricted Stock Units will expire on the Termination Date (regardless of the circumstances of Participant’s Termination).

(Signature page to follow)

By their signatures below, the Company and the Participant agree that the Award is granted under and governed by this Notice of Restricted Stock Unit Award and by the provisions of the Plan and the Restricted Stock Unit Agreement attached hereto as Exhibit A (collectively, the “Award Agreement”). The Plan and the Award Agreement are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Award Agreement, as applicable. The Participant acknowledges receipt of a copy of the Plan and the Award Agreement, represents that the Participant has carefully read and is familiar with their provisions, and hereby accepts the Award subject to all of their terms and conditions. The Participant acknowledges that there may be adverse tax consequences upon the vesting of the Restricted Stock Units and that Participant should consult a tax adviser. The Participant further acknowledges that the Shares issuable pursuant to the Award are subject to further restrictions (including restrictions on transferability) as set forth in the Award Agreement.

LYFT, INC.	PARTICIPANT

By:	By:

Signature	Signature

Name:	Name:

Its:

Address:

EXHIBITS:

Exhibit A- Restricted Stock Unit Agreement

EXHIBIT A

LYFT, INC.

2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

1.      GRANT OF RESTRICTED STOCK UNITS. Lyft, Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant an Award under the Plan of Restricted Stock Units indicated in the Notice of Restricted Stock Unit Grant (the “Grant Notice”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2.      VESTING; DELIVERY OF SHARES. The Restricted Stock Units will vest in accordance with the terms set forth in the Grant Notice. As soon as practicable following any date that the Restricted Stock Units vest (but in no event later than March 15 of the year following the year in which such vesting date occurs), the Company shall issue to the Participant the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the vesting conditions set forth in the Grant Notice on such date and the Participant shall thereafter have all the rights of a stockholder of the Company with respect to such Shares. Notwithstanding anything herein to the contrary, any Restricted Stock Units that satisfy all or a portion of the Time-Based Component on or prior to the Performance-Based Component and vest on the date the Performance-Based Component is satisfied will be settled to the Participant in Shares in equal installments on the five (5) consecutive trading days immediately following the date the Performance-Based Component is satisfied.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s Termination (provided that such Termination is a “separation from service” within the meaning of Section 409A (as defined below), as determined by the Company), other than due to death, and if (i) the Participant is a “specified employee” within the meaning of Section 409A at the time of such Termination and (ii) the payment in settlement of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six (6)-month period following the Termination Date, then the payment in settlement of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the Termination Date, unless the Participant dies following Termination Date, in which case, the Restricted Stock Units will be settled by payment in Shares to the Participant’s estate as soon as practicable following his or her death. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary, or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

3.      TERMINATION. Upon Participant’s Termination for any reason, all Restricted Stock Units as to which the Time-Based Component has not been satisfied as of such Termination Date will automatically terminate upon the Termination Date. In such event, any Restricted Stock Units as to which the Time-Based Component has been satisfied will, if the Performance-Based Component is not satisfied as of the Termination Date, remain outstanding until the first to occur of (i) the date of the satisfaction of the Performance-Based Component or (ii) the Forfeiture Date. In the case of any dispute as to whether a Termination has occurred, or whether such Termination is for Cause, or whether Participant has engaged in conduct that, before or after Termination, would have been Cause, the Committee will have the sole discretion to determine whether such Termination or conduct that would have been Cause has occurred and the Termination Date. Further, if the Performance-Based Component is not satisfied on or before the Forfeiture Date, all Restricted Stock Units (regardless of whether or not, or the extent to which, the Time-Based Component had been satisfied as to such Restricted Stock Units) will automatically terminate upon such date. Upon a termination of one or more Restricted Stock Units pursuant to this Section 3, Participant will have no further rights with respect to such Restricted Stock Units.

4.      NATURE OF RESTRICTED STOCK UNITS. Restricted Stock Units are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares on a future date. As a holder of Restricted Stock Units, Participant has no rights other than the rights of a general unsecured creditor of the Company.

5.      PRIVILEGES OF STOCK OWNERSHIP. Unless and until such time as Shares are issued in settlement of vested Restricted Stock Units, the Participant shall have no ownership of the Shares (including, without limitation, voting rights). Further, the Participant shall have no right to dividends (or as to any adjustment for dividends, other than stock dividends) as to any dividend record date that occurs before such Shares are issued in settlement of vested Restricted Stock Units.

6.      RESTRICTIONS ON TRANSFERS.

(a)      No Transfer of Award. The Restricted Stock Units and any interests therein may not be sold, assigned, conveyed, transferred, pledged, hedged, hypothecated, encumbered, gifted, granted any security interest or lien on, granted any option on, or otherwise transferred or disposed of in any manner or for any legal, economic, or beneficial interest, whether or not for value and whether voluntary or involuntary or by operation of law, and any agreement to do any of the foregoing shall be prohibited.

(b)      Disposition of Shares. Participant hereby agrees that Participant will make no disposition of the Shares (other than as permitted by this Award Agreement) unless and until:

(i)      Participant has notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(ii)     Participant has complied with all requirements of this Award Agreement applicable to the disposition of the Shares;

(iii)    Participant has provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act, or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken;

(iv)    Participant has provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 1 hereof; and

(v)     If proposed prior to registration of the Shares under the Securities Act, such proposed disposition of the Shares shall have been approved by the Board in its sole discretion.

(c)      Restriction on Transfer of Shares. Participant shall not sell, assign, convey, transfer, pledge, hedge, hypothecate, encumber, gift, grant any security interest or lien, grant any option, or otherwise transfer or dispose of in any manner or for any legal, economic, or beneficial interest, whether or not for value and whether voluntary or involuntary or by operation of law any of the Shares which are subject to the Company’s Right of First Refusal described below, and any agreement to do any of the foregoing shall be prohibited, in all cases, except as permitted by this Award Agreement.

(d)      Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Award Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Award Agreement and that the transferred Shares are subject to (i) the Company’s Right of First Refusal granted hereunder, (ii) the market stand-off provisions of Section 10 hereof and (iii) the requirement of prior Board approval of certain proposed dispositions set forth in Section 6(b)(v) hereof, to the same extent such Shares would be so subject if retained by the Participant.

7.      TAX MATTERS.

(a)      Withholding Taxes. Pursuant to such procedures as the Committee may specify from time to time, the Company will withhold the minimum amount required to be withheld for the payment of income, employment and other taxes which the Company determines must be withheld or such greater amount as Participant may elect if both permitted by the Committee and the Company determines that such greater amount would not result in adverse financial accounting consequences (the “Withholding Taxes”). Unless the Committee determines otherwise and subject to applicable law, Withholding Taxes will be satisfied by the Company withholding otherwise deliverable Shares having a fair market value equal to the amount of such Withholding Taxes. However, the Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Withholding Taxes, in whole or in part (without limitation) by any of the following means or by a combination of such means: (i) Participant paying cash, (ii) Participant selling a sufficient number of Shares otherwise deliverable to Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Withholding Taxes, (iii) the Company withholding the amount of such Withholding Taxes from Participant’s paycheck(s) or compensation otherwise payable to Participant by the Company, or (iv) Participant delivering to the Company already vested and owned Shares having a fair market value equal to such Withholding Taxes. To the extent determined appropriate by the Company, in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If the Participant fails to make satisfactory arrangements for the payment of such Withholding Taxes hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Section 2, the Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder, and the Restricted Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Withholding Taxes are not delivered at the time they are due.

(b)      Code Section 409A. The Restricted Stock Units are intended to be exempt from the application of Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation section 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption. To the extent that any provision of this Award Agreement is ambiguous as to its exemption from Section 409A, the provision shall be read in such a manner so that all payments hereunder are exempt from Section 409A. Notwithstanding the foregoing, if this Award is interpreted as not being exempt from Section 409A, it shall be interpreted to comply with the requirements of Section 409A so that the Award is not subject to additional tax or interest under Section 409A.

(c)      Acknowledgements. The Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the Restricted Stock Units and/or disposition of the Shares, if any, received hereunder, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such event. Participant acknowledges that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan or acquisition or sale of Shares subject to this award. The Participant is hereby advised to consult with the Participant’s own personal tax, legal, and financial advisors regarding his or her participation in the Plan. The Participant acknowledges that the Company (i) makes no representations or undertakings regarding the tax treatment of the award of Restricted Stock Units, including but not limited to the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such Restricted Stock Units, and the receipt of any dividends; and (ii) does not commit to and is under no obligation to structure the terms of the grant of the Restricted Stock Units to reduce or eliminate the Participant’s tax liability or achieve any particular tax result. The Participant shall not make any claim against the Company or its Board, the Committee, officers, or employees related to tax matters arising from this award or the Participant’s other compensation.

8.      COMPLIANCE WITH LAWS AND REGULATIONS. The grant and settlement of the Restricted Stock Units and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of U.S. federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

9.      COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by the Participant or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) in accordance with the terms of this Section 9 (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities first become publicly traded.

(a)      Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice of Transfer”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice of Transfer is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.

(b)      Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice of Transfer, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice of Transfer, at the purchase price, determined as specified below.

(c)      Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Board. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Board, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

(d)      Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice of Transfer, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice of Transfer.

(e)      Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice of Transfer to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice of Transfer, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice of Transfer are not transferred to each Proposed Transferee within such one hundred and twenty (120)-day period, then a new Notice of Transfer must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)      Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during the Participant’s lifetime by gift or on the Participant’s death by will or intestacy to Participant’s “Immediate Family” (as defined below) or to a trust for the benefit of the Participant or the Participant’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean the Participant’s spouse, the lineal descendant or antecedent, brother or sister, of the Participant or the Participant’s spouse, or the spouse of any lineal descendant or antecedent, brother or sister of the Participant, or the Participant’s spouse, whether or not any of the above are adopted.

(g)      Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.

(h)      Encumbrances on Shares. The Participant may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Award Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party. The Participant may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Restricted Stock Units.

10.      MARKET STANDOFF AGREEMENT. The Participant agrees in connection with any registration of the Company’s securities under the Securities Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, the Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred and eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally. The Participant further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing. Provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711(f)(4) (or any successor or amendment thereto) applies or New York Stock Exchange and NYSE Rule 472(f)(4) (or any successor or amendment thereto) applies, then the restrictions imposed by this Section 10 shall continue to apply until the expiration of the one hundred and eighty (180)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred and fifteen (215) days after the effective date of the registration statement.

11.      REPRESENTATIONS AND WARRANTIES OF PARTICIPANT. Participant hereby represents and warrants to the Company as follows.

(a)      Agrees to Terms of the Plan and this Award Agreement. Participant has received a copy of the Plan and this Award Agreement, has read and understands the terms of the Plan and this Award Agreement, and agrees to be bound by their terms and conditions. Participant acknowledges that there may be adverse tax consequences upon the grant and disposition of the Shares, and that Participant should consult a tax adviser prior to such grant or disposition.

(b)      Acquire for Own Account for Investment. Participant is acquiring the Shares for Participant’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Participant has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Participant has any beneficial ownership of any of the Shares.

(c)      Access to Information. Participant has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Participant reasonably considers important in making the decision to purchase the Shares, and Participant has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(d)      Understanding of Risks. Participant is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Participant may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in the Shares. Participant is capable of evaluating the merits and risks of this investment, has the ability to protect Participant’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

(e)      No General Solicitation. At no time was Participant presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

12.      COMPLIANCE WITH SECURITIES LAWS.

(a)      Compliance with Federal Securities Laws. Participant understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of this Award Agreement to the contrary, the exercise of any rights to acquire any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Participant agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

(b)      Compliance with California Securities Laws. The Plan and this Award Agreement are intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto. Any provision of this Award Agreement which is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AWARD AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AWARD AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

13.      RESTRICTED SECURITIES.

(a)      No Transfers Unless Registered or Exempt. Participant understands that Participant may not transfer any Shares unless such Shares are registered under the

Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Participant understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Participant has also been advised that exemptions from registration and qualification may not be available or may not permit Participant to transfer all or any of the Shares in the amounts or at the times proposed by Participant. In addition, Participant acknowledges that pursuant to Section 6(b)(v) above, prior to registration under the Securities Act, the Shares may not be transferred by Participant (or any transferee of the Shares) unless and until such proposed transfer has been approved by the Board.

(b)      SEC Rule 144. In addition, Participant has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Participant understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

(c)      SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Award Agreement or any other agreement entered into by Participant. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

14.      RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

(a)      Legends. The Participant understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws and any other agreement between the Participant and the Company or any agreement between the Participant and any third party:

THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO TRANSFER RESTRICTIONS REQUIRING APPROVAL OF THE BOARD OF DIRECTORS PURSUANT TO AND IN ACCORDANCE WITH THE BYLAWS OF THE COMPANY, AS AMENDED FROM TIME TO TIME (THE “BYLAWS”), COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

WITH RESPECT TO THE SHARES REPRESENTED BY THIS CERTIFICATE, TRANSFER SHALL MEAN ANY TRANSFER OR

REGISTRATION OF TRANSFER WITHIN THE MEANING OF DELAWARE LAW AND SECTION 202 OF THE DELAWARE GENERAL CORPORATION LAW, INCLUDING BUT NOT LIMITED TO ANY SALE, ASSIGNMENT, CONVEYANCE, HYPOTHECATION, ENCUMBRANCE, PLEDGE, GIFT, GRANT OF A SECURITY INTEREST OR LIEN, TRANSFER BY BEQUEST, DEVISE OR DESCENT, ANY SHORT SALE, GRANT OF ANY OPTION, ANY HEDGING OR SIMILAR TRANSACTION WITH THE SAME ECONOMIC EFFECT AS A SALE OR TRANSFER, OR OTHER TRANSFER OR DISPOSITION OF ANY KIND OF A SHARE OR ANY LEGAL, ECONOMIC OR BENEFICIAL INTEREST IN SUCH SHARE, WHETHER OR NOT FOR VALUE AND WHETHER VOLUNTARY OR INVOLUNTARY OR BY OPERATION OF LAW, OR ANY RIGHT OR INTEREST THEREIN, OR ANY AGREEMENT TO DO ANY OF THE FOREGOING. WITH RESPECT TO THE SHARES REPRESENTED BY THIS CERTIFICATE, TRANSFER SHALL ALSO INCLUDE, WITHOUT LIMITATION, ANY (1) TRANSFER OF A SHARE TO A BROKER OR OTHER NOMINEE (REGARDLESS OF WHETHER OR NOT THERE IS A CORRESPONDING CHANGE IN BENEFICIAL OWNERSHIP); (2) TRANSFER TO A RECEIVER, LEVYING CREDITOR, TRUSTEE OR RECEIVER IN BANKRUPTCY PROCEEDINGS OR GENERAL ASSIGNEE FOR THE BENEFIT OF CREDITORS, WHETHER VOLUNTARY OR BY OPERATION OF LAW, DIRECTLY OR INDIRECTLY; OR (3) TRANSFER OF, OR ENTERING INTO A BINDING AGREEMENT WITH RESPECT TO, THE POWER (WHETHER EXCLUSIVE OR SHARED) TO VOTE OR DIRECT THE VOTING OF SUCH SHARE BY PROXY OR OTHERWISE.

THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THESE RESTRICTIONS AND THE BYLAWS OF THE COMPANY.

(b)       Stop Transfer Instructions. The Participant agrees that, to ensure compliance with the restrictions imposed by this Award Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)      Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

15.      INTERPRETATION. Any dispute regarding the interpretation of this Award Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.

16.      ENTIRE AGREEMENT AND SEVERABILITY. The Plan is incorporated herein by reference. This Award Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any provision of the Award is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

17.      NOTICES. Any notice required to be given or delivered to the Company under the terms of this Award Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the last address provided by the Participant to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) 3 days after deposit in the United States mail by certified or registered mail (return receipt requested); or (iii) 1 business day after deposit with any return receipt express courier (prepaid).

18.      ELECTRONIC DELIVERY. The Company may, in its sole discretion, decide to deliver any documents related to the restricted stock units awarded under the Plan or future restricted stock units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19.      SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Award Agreement, including its rights to purchase Shares under the Right of First Refusal. This Award Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Award Agreement shall be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

20.      NO RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Nothing in the Plan, the Notice of Grant, or this Award Agreement shall affect in any manner whatsoever the right or power of the Company (or any Subsidiary or Parent of the Company) to terminate Participant’s service, for any reason, with or without cause, affect the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confer upon the Participant any right to remain employed by or in service to the Company (or any Subsidiary or Parent of the Company), interfere in any way with the right of the Company (or any Subsidiary or Parent of the Company) at any time to terminate such employment or service, or affect the right of the Company (or any Subsidiary or Parent of the Company) to increase or decrease the Participant’s other compensation.

21.      GOVERNING LAW. This Award Agreement shall be governed by and constructed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Award Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

LYFT, INC.

NOTICE OF STOCK OPTION GRANT

You (the “Participant”) are hereby granted an option (the “Option”) to purchase shares of Common Stock (the “Shares”) of Lyft, Inc., a Delaware corporation (the “Company”) pursuant to the Company’s 2008 Equity Incentive Plan, as may be amended from time to time (the “Plan”), as described below.

Participant:

Number of Shares:

Exercise Price per Share:	$

Date of Grant:

Vesting Commencement Date:

Option Expiration Date:	The date 10 years after the Date of Grant, with earlier expiration in the event of termination of service as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option:	☒ Incentive* ☐ Nonqualified (*See Sections 1 and 5 of the Stock Option Agreement attached hereto as Exhibit A concerning ISO treatment of this Option)

Exercise Schedule:	☒ Same as Vesting ☐ Early Exercise Permitted

Vesting Schedule:

So long as Participant continues to provide services to the Company (or any Subsidiary or Parent of the Company), the Option shall vest as follows: 1/4 of the total number of Shares subject to the Option shall vest on the 1-year anniversary of the Vesting Commencement Date and 1/48 of the total number of Shares subject to the Option shall vest on each monthly anniversary thereafter until 100% of the Shares are vested.

Acceleration and/or additional terms:

None

(Signature page to follow)

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By their signatures below, the Company and the Participant agree that the Option is granted under and governed by this Notice of Stock Option Grant and by the provisions of the Plan and the Stock Option Agreement attached hereto as Exhibit A. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Stock Option Agreement, as applicable. The Participant acknowledges receipt of a copy of the Plan and the Stock Option Agreement, represents that the Participant has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition. The Participant further acknowledges that the Shares issuable upon exercise of the Option are subject to further restrictions (including restrictions on transferability) as set forth in the Stock Option Exercise Agreement attached to the Stock Option Agreement.

LYFT, INC.	PARTICIPANT

By:	By:
Signature	Signature

Name: Kristin Sverchek	Name:

Its: General Counsel

Address:

EXHIBITS:

Exhibit	A – Stock Option Agreement (with Notice of Exercise and Stock Option Exercise Agreement attached thereto)

Exhibit	B – Explanation of Federal Income Tax Consequences and Section 83(b) Election

Exhibit	C – Code Section 409A Waiver and Release

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EXHIBIT A TO THE NOTICE OF STOCK OPTION GRANT

Stock Option Agreement

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LYFT, INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Lyft, Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant an option under the Plan to purchase the number of shares of the Company’s Common Stock indicated in the Notice of Stock Option Grant (the “Grant Notice”) at the exercise price indicated in the Grant Notice.

1.       GRANT OF OPTION. The Company hereby grants to the Participant an option (this “Option”) to purchase up to the total number of shares of Common Stock, par value $0.0001, of the Company set forth in the Grant Notice (collectively, the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2008 Equity Incentive Plan, as may be amended from time to time (the “Plan”), or in the Grant Notice, as applicable. If designated as an Incentive Stock Option in the Grant Notice, the Option is intended to qualify as an “incentive stock option” (an “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or guarantee that the Option qualifies as an ISO. If the Option has been designated as an ISO and the aggregate Fair Market Value (determined as of the Date of Grant) of the shares of Common Stock subject to the portions of the Option and all other ISOs Participant holds that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a “nonqualified stock option” (a “NSO”), unless the Internal Revenue Service (the “IRS”) changes the rules and regulations governing the $100,000 limit for ISOs. A portion of the Option may be treated as a NSO if certain events cause exercisability of the Option to accelerate.

2.       VESTING AND EXERCISE.

2.1       Vesting of Option. This Option will become vested and exercisable during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. If application of the applicable vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the Option shall become exercisable for the full remainder of the Shares. Shares that are vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares that are not vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.2       Exercise Period of Option. This Option will become exercisable during its term as to all Shares that are or become Vested Shares. In addition, if the Exercise Schedule contained in the Grant Notice indicates that “Early Exercise” of this Option is permitted, this Option may be exercised as to all or a portion of the Shares, including Unvested Shares, at any time prior to Participant’s Termination Date (any such exercise that includes Unvested Shares, an

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“Early Exercise”). If Participant elects to make an Early Exercise of this Option, the Company, or its assignee, shall have the option to repurchase Participant’s Unvested Shares on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. A partial Early Exercise of this Option shall be deemed to cover first all Vested Shares and then the earliest vesting installment of Unvested Shares.

2.3       Expiration. The Option shall expire on the Option Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

3.       TERMINATION.

3.1       Termination for Any Reason Except Death, Disability or Cause. If the Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable as to Vested Shares by the Participant on the Termination Date, may be exercised by the Participant no later than 3 months after the Termination Date, but in any event no later than the Option Expiration Date set forth in the Grant Notice.

3.2       Termination Because of Death or Disability. If the Participant is Terminated because of his or her own death or Disability (or the Participant dies within 3 months of Termination when Termination is for any reason other than the Participant’s Disability or for Cause), the Option, to the extent that it is exercisable as to Vested Shares by the Participant on the Termination Date, may be exercised by the Participant (or the Participant’s legal representative) no later than 12 months after the Termination Date, but in any event no later than the Option Expiration Date set forth in the Grant Notice. Any exercise beyond: (i) 3 months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e) (3) of the Code; or (ii) 12 months after the Termination Date when the termination is for the Participant’s disability, within the meaning of Section 22(e) (3) of the Code, is deemed to be an NQSO.

3.3       Termination for Cause. If the participant is terminated for Cause, the Participant may exercise such Participant’s Options, only to the extent that such Options are exercisable as to Vested Shares on the Termination Date, upon the Termination Date and Participant’s Options, to the extent unexercised, shall expire on such Participant’s Termination Date or at such later time and on such conditions as are determined by the Committee in its sole discretion.

3.4       No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on the Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate the Participant’s employment or other relationship at any time, with or without Cause.

4.       MANNER OF EXERCISE.

4.1       Stock Option Exercise Agreement. To exercise this Option, the

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Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Notice of Exercise and Stock Option Exercise Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (together, the “Exercise Agreement”), which shall set forth: (i) the Participant’s election to exercise the Option; (ii) the number of Shares being purchased; (iii) any restrictions imposed on the Shares, including but not limited to restrictions on transferability; and (iv) any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

4.2       Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

4.3       Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

(a)      by cancellation of indebtedness of the Company to the Participant;

(b)      by surrender of shares of the Company’s Common Stock that (i) either (A) have been owned by the Participant for more than 6 months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(c)      by waiver of compensation due or accrued to the Participant for services rendered;

(d)      provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

(e)      any other form of consideration approved by the Committee; or

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(f)      by any combination of the foregoing.

4.4       Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, the Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, the Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

4.5       Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5.       NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date 2 years after the Date of Grant, and (ii) the date 1 year after transfer of such Shares to the Participant upon exercise of the Option, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to the Participant.

6.       COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of U.S. federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

7.       NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an investor in trust in which the options are to be passed to beneficiaries upon the death of the trustor (settler), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1 (e), and may be exercised during the lifetime of the Participant only by the Participant or in the event of the Participant’s incapacity, by the Participant’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of the Participant.

8.       COMPANY’S RIGHT OF FIRST REFUSAL. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold

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or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities first become publicly traded.

9.       TAX CONSEQUENCES.

9.1       Exhibit B to the Grant Notice sets forth a summary of some of the U.S. federal and applicable state tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

9.2       Section 83(b) Election for Unvested Shares Purchased by Early Exercise. With respect to Unvested Shares that are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. Further information regarding the tax consequences of early exercise is set forth on Exhibit B to the Grant Notice.

9.3       Tax Acknowledgment of Participant. The Participant agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Participant’s tax liabilities. The Participant shall not make any claim against the Company or the Board, officers or employees related to tax liabilities arising from this option or the Participant’s other compensation. In particular, the Participant acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board or by an independent valuation firm retained by the Company. The Participant agrees to all terms set forth in the “Code Section 409A Waiver and Release” included on Exhibit C to the Grant Notice and such terms are incorporated herein by this reference.

10.      PRIVILEGES OF STOCK OWNERSHIP. The Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.

11.      INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.

12.      ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Stock Option Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

8

13.      NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the last address provided by the Participant to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) 3 days after deposit in the United States mail by certified or registered mail (return receipt requested); or (iii) 1 business day after deposit with any return receipt express courier (prepaid).

14.      SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Right of First Refusal and Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Stock Option Agreement shall be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

15.      GOVERNING LAW. This Stock Option Agreement shall be governed by and constructed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Stock Option Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

9

ANNEX A

FORM OF NOTICE OF EXERCISE

(WITH ATTACHED FORM OF STOCK OPTION EXERCISE AGREEMENT)

10

LYFT, INC.

NOTICE OF EXERCISE

Date:

Ladies and Gentlemen:

1.            Option. The person named below (the “Purchaser”) was granted an option (the “Option”) to purchase shares of Common Stock of Lyft, Inc., a Delaware corporation (the “Company”) pursuant to the Company’s 2008 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), by the Notice of Stock Option Grant (the “Grant Notice”) and the Stock Option Agreement (the “Stock Option Agreement”) attached thereto, as described below.

Purchaser’s Name:
Date of Option Grant:
Number of Shares Initially Subject to Option:
Exercise Price per Share:
Type of Option (ISO/NSO):

2.            Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, as authorized by the Grant Notice and the Stock Option Agreement:

Total Shares Purchased:
Total Exercise Price: (i.e., Total Shares Purchase multiplied by the Exercise Price per Share)	$

3.             Payment. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Stock Option Agreement:

☐ Cash (by check, with a copy attached hereto as Attachment 1):	$

☐ Cancellation of indebtedness the Company owed to me:	$

☐ Tender of fully paid, nonassessable and vested shares of Company Common Stock (such shares must meet the eligibility requirements set forth in Section 4.3(b) of the Option Agreement):	$

☐ Waiver of compensation due or accrued for services:	$

4.            Optionee Information.

My address is:

My Social Security Number is:

5.            Title to Shares. The exact spelling of the name(s) under which I will take title to the Shares is:

I desire to take title to the Shares as follows:

☐   Individual, as separate property

☐   Husband and wife, as community property

☐   Joint Tenants

☐   Other; please specify:

Please note: In order to take title the Shares in the name of a trust, you must first take title to the Shares as listed above and then transfer the Shares to the trust pursuant to the Company’s form stock transfer agreement.

6.            Attachments. I hereby acknowledge that (i) I (and my spouse, if any) have executed 2 copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form attached as Attachment 2 hereto (the “Stock Powers”) and (ii) if I am married, my spouse has executed a consent of spouse in the form attached as Attachment 3 hereto (the “Spouse Consent”), all of which are delivered herewith to the Company.

I (and my spouse, if any) have executed a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”), attached hereto as Attachment 4. I acknowledge and agree that it is my sole responsibility, if I so desire, to prepare and file the election under Section 83(b) of the Code in connection with any exercise of the Option for Unvested Shares and as discussed in Section 9.2 of the Stock Option Agreement. A form of Election under Section 83(b) of the Internal Revenue Code is attached hereto as Attachment 5.

I acknowledge and agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Plan and the Stock Option Exercise Agreement attached hereto as Attachment 6, including the Right of Repurchase, the Right of First Refusal and other restrictions on transferability set forth therein. The Plan and the Stock Option Exercise Agreement are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Stock Option Exercise Agreement, as applicable. I acknowledge receipt of a copy of the Plan, and the Stock Option Exercise Agreement, represent that I have carefully read and am familiar with their provisions, and hereby accept the Shares subject to all of their terms and conditions. I acknowledge that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that I should consult a tax adviser prior to such exercise or disposition.

This Notice of Exercise and the Stock Option Exercise Agreement shall be effective as of the later date on which this Notice is executed by the Company and the Purchaser.

Very truly yours,

(Signature)

Name:

Dated:

Receipt of the above is hereby acknowledged.

Lyft, Inc.

By:

Name:

Title:

Dated:

ATTACHMENTS:

Attachment 1 – Copy of Purchaser’s Check

Attachment 2 – Stock Power and Assignment Separate from Stock Certificate (2 copies)

Attachment 3 – Spouse Consent

Attachment 4 – Section 83(b) Acknowledgment and Statement of Decision

Attachment 5 – Section 83(b) Election (if applicable)

Attachment 6 – Stock Option Exercise Agreement

ATTACHMENT 1

COPY OF PURCHASER’S CHECK

ATTACHMENT 2

STOCK POWER

AND

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

Copy 1

Stock Power And Assignment

Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement dated as of              , 20    , (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                  ,              shares of the Common Stock, $0.0001 par value per share, of Lyft, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).             delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its “Right of First Refusal” and, if applicable, its “Repurchase Option” set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

Copy 2

Stock Power And Assignment

Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement dated as of              , 20    , (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                  ,              shares of the Common Stock, $0.0001 par value per share, of Lyft, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).             delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its “Right of First Refusal” and, if applicable, its “Repurchase Option” set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

ATTACHMENT 3

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of                  (the “Purchaser”) has read, understands, and hereby approves the Notice of Exercise (the “Exercise Notice”) and the Stock Option Exercise Agreement between Purchaser and the Company (the “Exercise Agreement”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Exercise Notice and the Agreement, the undersigned hereby agrees to be irrevocably bound by the Exercise Notice and the Exercise Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Exercise Notice and the Exercise Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Notice and the Agreement.

Dated:

Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

Check this box if you do not have a spouse:    ☐

ATTACHMENT 4

83(b) ACKNOWLEDGMENT AND STATEMENT OF DECISION

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(b) ELECTION

The undersigned purchaser (the “Purchaser”) (which term shall include Purchaser’s spouse) of              shares of Common Stock of Lyft, Inc., a Delaware corporation (the “Company”) by exercise of an option (the “Option”) granted pursuant to the Company’s 2008 Equity Incentive Plan (the “Plan”), hereby states as follows:

1.        Purchaser acknowledges receipt of a copy of the Plan relating to the offering of such shares. Purchaser has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

2.        Purchaser either (check and complete as applicable):

(a)       has consulted, and has been fully advised by, the undersigned’s own tax advisor,                                                                          , whose business address is                                         , regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b)       has knowingly chosen not to consult such a tax advisor.

3.        Purchaser hereby states that the undersigned has decided (check and complete as applicable):

(a)       to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Notice of Exercise, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986”;” or

(b)       not to make an election pursuant to Section 83(b) of the Code.

4.        Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
, Purchaser

Date:
Spouse of Purchaser

PLEASE BE ADVISED:

IT IS PURCHASER’S RESPONSIBILITY TO FILE THE ENCLOSED 83(B) ELECTION WITH THE INTERNAL REVENUE SERVICE ON OR BEFORE 30 DAYS FROM THE DATE OF PURCHASE.

PURCHASER SHOULD SEND BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AN ORIGINAL, SIGNED 83(B) ELECTION, ALONG WITH A COPY AND A SELF-ADDRESSED STAMPED RETURN ENVELOPE TO THE IRS AT THE IRS SERVICE CENTER WHERE THE PURCHASER FILES HIS OR HER TAX RETURN. FOR CALIFORNIA RESIDENTS, THIS OFFICE IS:

DEPARTMENT OF THE TREASURY

INTERNAL REVENUE SERVICE

FRESNO, CA 93888-0002

PURCHASER’S COVER LETTER SHOULD REQUEST THAT THE IRS RETURN THE COPY OF THE 83(B) ELECTION BACK TO PURCHASER VIA THE SELF-ADDRESSED STAMPED RETURN ENVELOPE.

PURCHASER UNDERSTANDS THAT FAILURE TO FILE SUCH AN ELECTION IN A TIMELY MANNER MAY RESULT IN ADVERSE TAX CONSEQUENCES FOR PURCHASER. PURCHASER FURTHER UNDERSTANDS THAT AN ADDITIONAL COPY OF SUCH ELECTION FORM SHOULD BE FILED WITH PURCHASER’S FEDERAL INCOME TAX RETURN FOR THE CALENDAR YEAR IN WHICH THE DATE OF THIS AGREEMENT FALLS.

ATTACHMENT 5

SECTION 83(b) ELECTION

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

SPOUSE’S NAME:

SPOUSE’S SOCIAL SECURITY NUMBER:

2.

The property with respect to which the election is made is described as follows:                      shares of Common Stock of Lyft, Inc., a Delaware corporation (the “Company”) which shares were transferred upon exercise of an option granted to Taxpayer by the Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred pursuant to the exercise of the option was , 20 , and this election is made for calendar year 20 .

4.

The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share at the time of exercise of the option.

6.	The amount paid for such shares upon exercise of the option was $7.73 per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

[Remainder of page intentionally blank]

THIS ELECTION MUST BE FILED W ITH THE INTERNAL REVENUE SERVICE (“IRS’), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CAN NOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

Dated:
Taxpayer’s Spouse’s Signature (if applicable)

ATTACHMENT 6

STOCK OPTION EXERCISE AGREEMENT

LYFT, INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

1.       EXERCISE OF OPTION.

1.1        Exercise. Pursuant to exercise of that certain option (the “Option”) granted to the Purchaser (the “Purchaser”) named on the Notice of Exercise (the “Exercise Notice”) to which this Stock Option Exercise Agreement is attached, under the 2008 Equity Incentive Plan as may be amended from time to time (the “Plan”), of Lyft, Inc., a Delaware corporation (the “Company”), and subject to the terms and conditions of the Exercise Notice and this Stock Option Exercise Agreement (the “Exercise Agreement”), the Purchaser hereby purchases from the Company, and the Company hereby sells to the Purchaser, the Total Shares Purchased set forth in the Exercise Notice (the “Shares”) of the Company’s Common Stock, $0.0001 par value per share, at the Exercise Price per Share set forth in the Exercise Notice (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under the Exercise Notice and this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or the Exercise Notice.

1.2        Payment. The Purchaser hereby delivers payment of the Exercise Price as set forth in the Exercise Notice.

2.       DELIVERY.

2.1        Deliveries by Purchaser. The Purchaser hereby delivers to the Company (i) the Exercise Notice, (ii) the Stock Powers, (iii) if applicable, the Spouse Consent, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations as specified in the Exercise Notice.

2.2        Deliveries bv the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by the Purchaser to the Company under Section 2.1 above, the Company will issue a duly executed stock certificate evidencing the Shares in the name of the Purchaser to be placed in escrow until expiration or termination of the Company’s Right of Repurchase and Right of First Refusal.

3.       REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser represents and warrants to the Company that:

3.1        Agrees to Terms of the Plan. The Purchaser has received a copy of the Plan, the Grant Notice and the Stock Option Agreement, has read and understands the terms of the Plan, the Grant Notice, the Stock Option Agreement, the Exercise Notice and this Exercise Agreement, and agrees to be bound by their terms and conditions. The Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that the Purchaser should consult a tax adviser prior to such exercise or disposition.

3.2        Purchase for Own Account for Investment. The Purchaser is purchasing the Shares for the Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. The Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than the Purchaser has any beneficial ownership of any of the Shares.

3.3        Access to Information. The Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that the Purchaser reasonably considers important in making the decision to purchase the Shares, and the Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

3.4        Understanding of Risks. The Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that the Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. The Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect his or her own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5        No General Solicitation. At no time was the Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

4.       COMPLIANCE WITH SECURITIES LAWS.

4.1        Compliance with U.S. Federal Securities Laws. The Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Grant Notice and/or Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. The Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

4.2        Compliance with Applicable State Securities Laws. ANY PROVISION OF THIS EXERCISE AGREEMENT THAT IS INCONSISTENT WITH APPLICABLE STATE SECURITIES REGULATIONS SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SUCH REGULATIONS THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH ANY APPLICABLE STATE AGENCY AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION, IS UNLAWFUL UNLESS THE SALE IS EXEMPT THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

5.       RESTRICTED SECURITIES.

5.1        No Transfer Unless Registered or Exempt; Board Approval for Transfers Prior to Registration. The Purchaser understands that the Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. The Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. The Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit the Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by the Purchaser. In addition, the Purchaser acknowledges that pursuant to Section 6.1(e) below, prior to registration under the Securities Act, the Shares may not be transferred by Purchaser (or any transferee of the Shares) unless and until such proposed transfer has been approved by the Company’s Board of Directors (the “Board”).

5.2        SEC Rule 144. In addition, the Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of 1 year, and in certain cases 2 years, after they have been purchased and paid for (within the meaning of Rule144). The Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as the Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

5.3        SEC Rule 701. The Shares are issued pursuant to SEC Rule701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by the Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

6.       RESTRICTIONS ON TRANSFERS.

6.1       Disposition of Shares. The Purchaser hereby agrees that the Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a)        The Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)        The Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

(c)        The Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act ( including Rule 144) have been taken;

(d)    The Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof; and

(e)    If proposed prior to registration of the Shares under the Securities Act, such proposed disposition of the Shares shall have been approved by the Board in its sole discretion.

6.2       Restriction on Transfer. The Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares that are subject to the Company’s Right of First Refusal described below, except as permitted by this Exercise Agreement.

6.3       Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) the Company’s Right of Repurchase and Right of First Refusal granted hereunder, (ii) the market stand-off provisions of Section 7 hereof and (iii) the requirement of prior Board approval of certain proposed dispositions set forth in Section 6.1(e) hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

7.       MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing. Provided however that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711 thereof applies, then the restrictions imposed by this Section 7 shall continue to apply until the expiration of the 180-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 215 days after the effective date of the registration statement.

8.       COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Shares that are Unvested Shares (as defined in the Stock Option Agreement) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause.

8.1       Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the “Termination Date”).

8.2       Exercise of Repurchase Option. At any time within 90 days after the Purchaser’s Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser’s Termination Date, within 90 days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Shares that are Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

8.3       Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser’s personal representative as the case may be) the Unvested Shares at the Purchaser’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).

8.4       Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 8.2.

8.5       Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser’s employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

9.       COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by the Purchaser with the Company’s prior written consent. Before any Vested Shares held by the Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law) the Holder must first comply with the requirements set forth in Section 6 above, and the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

9.1       Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice of Transfer”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice of Transfer is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.

9.2    Exercise of Right of First Refusal. At any time within 30 days after the date of the Notice of Transfer, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice of Transfer, at the purchase price, determined as specified below.

9.3       Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Board. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Board, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

9.4       Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within 60 days after the Company’s receipt of the Notice of Transfer, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice of Transfer.

9.5       Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice of Transfer to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within 120 days after the date of the Notice of Transfer, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice of Transfer are not transferred to each Proposed Transferee within such 120-day period, then a new Notice of Transfer must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

9.6       Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or Intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer or conversion of Vested Shares made pursuant to a statutory merger or statutory consolidation of the

Company with or into another corporation or corporations; or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse or Spousal Equivalent, the lineal descendant or antecedent, brother or sister, of Purchaser or Purchaser’s spouse or Spousal Equivalent, or the spouse or Spousal Equivalent, of any lineal descendant or antecedent, brother or sister of Purchaser, or Purchaser’s spouse or Spousal Equivalent, whether or not any of the above are adopted. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (a) irrespective of whether or not the relevant person and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last 12 months, (b) they intend to remain so indefinitely, (c) neither are married to anyone else, (d) both are at least 18 years of age and mentally competent to consent to contract, (e) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (f) they are jointly responsible for each other’s common welfare and financial obligations, and (g) they reside together in the same residence for the last 12 months and intend to do so indefinitely.

9.7    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.

9.8    Encumbrances on Vested Shares. The Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Vested Share s in the hands of such party and any transferee of such party. The Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

10.     RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, the Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to the Purchaser until such time as the Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of Repurchase or Right of First Refusal. Upon an exercise of the Right of Repurchase or Right of First Refusal, the Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and the Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

11.     ESCROW. As security for the Purchaser’s faithful performance of this Exercise Agreement, the Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the

Shares, to deliver such certificate, together with the Stock Powers executed by the Purchaser and by the Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. The Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon (i) termination of both the Right of Repurchase Option and Right of First Refusal and (ii) the Board’s approval of a proposed transfer of the Shares.

12.     RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

12.1 Legends. The Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws and any other agreement between the Purchaser and the Company or any agreement between the Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THERE-FROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERT IF ICATE ARE SUBJECT TO A 180 DAY MARKET STAND0FF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

12.2    Stop-Transfer Instructions. The Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.3    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

13.     TAX CONSEQUENCES.

13.1    Exhibit B to the Grant Notice sets forth a summary of some of the U.S. federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

13.2    Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. Further information regarding the tax consequences of early exercise is set forth on Exhibit B to the Grant Notice.

13.3    Tax Acknowledgment of Purchaser. The Purchaser agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Purchaser’s tax liabilities. The Purchaser shall not make any claim against the Company or the Board, officers or employees related to tax liabilities arising from this option or the Purchaser’s other compensation. In particular, the Purchaser acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board or by an independent valuation firm retained by the Company. The Purchaser agrees to all terms set forth in the “Code Section 409A Waiver and Release” included on Exhibit C to the Grant Notice and such terms are incorporated herein by this reference.

14.      COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and the Purchaser with all applicable state and U. S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

15.      SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its right to purchase Shares under the Repurchase Option and its Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon the Purchaser and the Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

16.      GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered in to and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

17.      NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Purchaser shall be in writing and addressed to the Purchaser at the address indicated in the Exercise Notice or to such other address as the Purchaser may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) 3 days after deposit in the United States mail by certified or registered mail (return receipt requested); or (iii) 1 business day after deposit with any return receipt express courier (prepaid).

18.      FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of the Exercise Notice and/or this Exercise Agreement.

19.      HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

20.      ENTIRE AGREEMENT. The Plan, the Grant Notice, the Stock Option Agreement, the Exercise Notice and this Exercise Agreement, together with all exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of the Exercise Notice and this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

EXHIBIT B TO THE NOTICE OF STOCK OPTION GRANT

Explanation of Federal Income Tax Consequences and Section 83(b) Election

EXPLANATION OF FEDERAL INCOME TAX CONSEQUENCES

AND SECTION 83(b) ELECTION

Last updated: April 2014

Purpose of this Explanation

The purpose of this explanation is to provide you with a brief summary of the tax consequences of exercising your option. For a number of reasons, this explanation is no substitute for personal tax advice:

•	To make the explanation short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

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State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

•	Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

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The explanation assumes that you are paying the exercise price of your option in cash (or in the form of a full-recourse promissory note with an interest rate that meets IRS requirements). If you are paying the exercise price in the form of stock, you become subject to special rules that are not addressed here.

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This explanation assumes that your option is not subject to Section 409A of the Internal Revenue Code. However, Lyft, Inc. (the “Company”) cannot be certain that Section 409A is inapplicable to your option. (Please refer to the last segment of this summary for more information about Section 409A.)

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The tax rules change often, and in fact many new changes came into effect on January 1, 2014. The Company is not responsible for updating this summary. (Please refer to the date at the top of this page.)

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT FILING OR NOT FILING A SECTION 83(b) ELECTION.

NEITHER THE COMPANY NOR ANY REPRESENTATIVE OF THE COMPANY HAS MADE ANY WARRANTY OR REPRESENTATION TO YOU WITH RESPECT TO THE TAX CONSEQUENCES OF THE EXERCISE OF YOUR OPTION OR OF THE MAKING OR FAILURE TO MAKE SECTION 83(b) ELECTION.

Limit on ISO Treatment

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 50,000 shares for $4 per share. Assume further that the entire option is exercisable immediately after the date of grant. (It is irrelevant when the underlying stock vests.) Only the first 25,000 shares qualify for ISO treatment. (25,000 times $4 equals $100,000.) The remaining 25,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

Exercise of NSO to Purchase Vested Shares

The Notice of Stock Option Grant indicates whether the shares of stock issuable upon exercise of your option (the “Purchased Shares”) are already vested. Vested shares are no longer subject to the Company’s right to repurchase them at the exercise price, although they are still subject to the Company’s right of first refusal. If you know that your Purchased Shares are already vested, there is no need to file a Section 83(b) election.

If you are exercising an NSO to purchase vested shares, you will be taxed now. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to their fair market value on the date of exercise.

Exercise of NSO to Purchase Non-Vested Shares

If you are exercising an NSO to purchase non-vested shares, and if you do not file a timely election under Section 83(b) of the Internal Revenue Code, then you will not be taxed now. Instead, you will be taxed whenever an increment of Purchased Shares vests—in other words, when the Company no longer has the right to repurchase those shares at the exercise price. The Notice of Stock Option Grant indicates when this occurs, generally over a period of several years. Whenever an increment of Purchased Shares vests, you will recognize ordinary income in an amount equal to the excess of (a) the fair market value of those Purchased Shares on the date of vesting over (b) the exercise price you are paying for those Purchased Shares. If you are an employee or former employee of the Company, this amount will be subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) will be equal to their fair market value on the date of vesting.

If you are exercising an NSO to purchase non-vested shares, and if you file a timely election under Section 83(b) of the Internal Revenue Code, then you will be taxed now. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to their fair market value on the date of exercise. Even if the fair market value of the Purchased Shares on the date of exercise equals the exercise price (and thus no tax is payable), the Section 83(b) election must be made in order to avoid having any subsequent appreciation taxed as ordinary income at the time of vesting.

IF YOU WISH TO FILE A SECTION 83(b) ELECTION, YOU MUST FILE THE ELECTION WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS AFTER THE NOTICE OF STOCK OPTION EXERCISE IS SIGNED. The 30-day filing period cannot be extended. If you miss the deadline, you will be taxed as the Purchased Shares vest, based on the value of the shares at that time. (See above.) The form for making the 83(b) election is attached. Additional copies of the form must be filed with the Company and with your tax return for the year in which you make the election.

Disposition of NSO Shares

When you dispose of the Purchased Shares, you will recognize a capital gain equal to the excess of (a) the sale proceeds over (b) your tax basis in the Purchased Shares. As described above, your tax basis in the Purchased Shares is equal to their fair market value on the date of exercise (or on the date of vesting if you exercised an NSO for non-vested shares and did not file a timely election under Section 83(b) of the Internal Revenue Code). If the sale proceeds are less than your tax basis, you will recognize a capital loss. The capital gain or loss will be long-term if you held the Purchased Shares more than 12 months. The holding period normally starts when you exercise your NSO.

Exercise of ISO and ISO Holding Periods

If you are exercising an ISO, you will not be taxed under the regular tax rules until you dispose of the Purchased Shares.1 (The alternative minimum tax rules are described below.) The tax treatment at the time of disposition depends on how long you hold the shares. You will satisfy the ISO holding periods if you hold the Purchased Shares until the later of the following dates:

•	The date two years after the ISO was granted, and

•	The date one year after the ISO is exercised.

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Generally, a “disposition” of shares purchased under an ISO encompasses any transfer of legal title, such as a transfer by sale, exchange or gift. It generally does not include a transfer to your spouse, a transfer into joint ownership with right of survivorship (if you remain one of the joint owners), a pledge, a transfer by bequest or inheritance, or certain tax-free exchanges permitted under the Internal Revenue Code. A transfer to a trust is a “disposition” unless the trust is an eligible revocable trust, as described in the attached explanation.

Disposition of ISO Shares

If you dispose of the Purchased Shares after satisfying both of the ISO holding periods, then you will recognize only a long-term capital gain at the time of disposition. The amount of the capital gain is equal to the excess of (a) the sale proceeds over (b) the exercise price. In general, the maximum marginal federal income tax rate on long-term capital gains is 15% under current law.

If you dispose of the Purchased Shares before either or both of the ISO holding periods are met, then you will recognize ordinary income at the time of disposition. The calculation of the ordinary income amount depends on whether the shares are vested at the time of exercise.

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Shares Vested. If the shares are vested at the time of exercise, the amount of ordinary income will be equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes. Your tax basis in the Purchased Shares will be equal to their fair market value on the date of exercise. Any gain in excess of your basis will be taxed as a capital gain—either long-term or short-term, depending on how long you held the Purchased Shares after the date of exercise.

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Shares Not Vested. If the Purchased Shares are not vested at the time of exercise, then the amount of ordinary income will be equal to the excess of (a) the fair market value of the Purchased Shares on the date of vesting over (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes. Your tax basis in the Purchased Shares will be equal to their fair market value on the date of vesting. Any gain in excess of your basis will be taxed as a capital gain—either long-term or short-term, depending on how long you held the Purchased Shares after the date of vesting. Please note that it makes no difference under the regular tax rules whether or not you filed a Section 83(b) election at the time you exercised your ISO. In either case, your regular taxable income is measured as of the time of vesting rather than the time of exercise.

Summary of Alternative Minimum Tax (as of April 2014)

The alternative minimum tax (AMT) must be paid if it exceeds your regular income tax. The AMT is equal to 26% of your alternative minimum tax base up to $182,500 and 28% of the excess over $182,500. (In the case of married individuals filing separately, the breakpoint is $91,250 rather than $182,500.) Your alternative minimum tax base is equal to your alternative minimum taxable income (AMTI) minus your exemption amount.

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Alternative Minimum Taxable Income. Your AMTI is equal to your regular taxable income, subject to certain adjustments and increased by items of tax preference. Among the many adjustments made in computing AMTI are the following:

•	State and local income and property taxes are not allowed as a deduction.

•	Miscellaneous itemized deductions are not allowed.

•	Medical expenses are not allowed as a deduction until they exceed 10% of adjusted gross income (as opposed to the 7.5% floor that applies to regular income taxes).

•	Certain interest deductions are not allowed.

•	The standard deduction and personal exemptions are not allowed.

•	When an ISO is exercised, the spread is treated as if the option were an NSO. (See discussion below.)

•	Exemption Amount. Before AMT is calculated, AMTI is reduced by the exemption amount. Under current law, the exemption amount is as follows:

	Joint Returns:	Single Returns:	Separate Returns:
Tax Year 2014	$82,100	$52,800	$41,050

The exemption amount is phased out by 25 cents for each $1 by which AMTI exceeds the following levels:

Joint Returns: $156,500	Single Returns: $117,300	Separate Returns: $78,250

This means, for example, that the entire $82,100 exemption amount disappears for married individuals filing joint returns when AMTI reaches $484,900.

PLEASE NOTE THAT THE AMT EXEMPTION AND PHASE OUT AMOUNTS CHANGE OFTEN, AND IN FACT DID CHANGE EFFECTIVE JANUARY 1, 2014. WE ENCOURAGE YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT FILING OR NOT FILING A SECTION 83(b) ELECTION.

Application of AMT When ISO Is Exercised

As noted above, when an ISO is exercised, the spread is treated for AMT purposes as if the option were an NSO. In other words, the spread is included in AMTI at the time of exercise, unless the Purchased Shares are not yet vested at the time of exercise. If the Purchased Shares are not yet vested, the value of the shares minus the exercise price is included in AMTI when the shares vest. However, if you make an election under Section 83(b) within 30 days after exercise, then the spread is included in AMTI at the time of exercise. IF YOU WISH TO FILE A SECTION 83(b) ELECTION, YOU MUST FILE THE ELECTION WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS AFTER THE NOTICE OF STOCK OPTION EXERCISE IS SIGNED. The 30-day filing period cannot be extended.

A special rule applies if you dispose of the Purchased Shares in the same year in which you exercised the ISO. If the amount you realize on the sale is less than the value of the stock at the time of exercise, then the amount includible in AMTI on account of the ISO exercise is limited to the gain realized on the sale.2

[2]

This is similar to the rule that applies under the regular tax system in the event of a disqualifying disposition of ISO stock. The amount of ordinary income that must be recognized in that case generally does not exceed the amount of the gain realized in the disposition.

To the extent that your AMT is attributable to the spread on exercising an ISO (and certain other items), the AMT paid may be applied as a credit against your regular income tax liability in future years. But this tax credit cannot reduce your regular income tax liability in any future tax year below your AMT for that year. The AMT credit may be carried forward indefinitely, but it may not be carried back. (In practice, many optionees who paid AMT upon exercising an ISO find that they cannot fully use this tax credit for many years, if at all.)

When Purchased Shares are sold, your basis for purposes of computing the capital gain or loss under the AMT system is increased by the option spread that exists at the time of exercise. Again, an ISO is treated under the AMT system much like an NSO is treated under the regular tax system. But your basis in the ISO shares for purposes of computing gain or loss under the regular tax system is equal to the exercise price; it does not reflect any AMT that you pay on the spread at exercise. Therefore, if you pay AMT in the year of the ISO exercise and regular income tax in the year of selling the Purchased Shares, you could pay tax twice on the same gain (except to the extent that you can use the AMT credit described above).

Section 409A of the Internal Revenue Code

The preceding summary assumes that Section 409A of the Internal Revenue Code does not apply to your option. In general, your option is exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Board. Since shares of Common Stock are not traded on an established securities market, the determination of their fair market value generally is made by the Board or by an independent appraisal firm retained by the Company. In either case, there is no guarantee that the Internal Revenue Service will agree with the valuation.

If your option were found to be subject to Section 409A, then you would be required to recognize ordinary income whenever shares subject to your option vest (until the option is exercised). The amount of ordinary income would be equal to the fair market value of the shares at the time of vesting minus the exercise price of the shares. This amount would also be subject to a 20% federal tax in addition to the federal income tax at your usual marginal rate for ordinary income.

EXHIBIT C TO THE NOTICE OF STOCK OPTION GRANT

Code Section 409A Waiver and Release

CODE SECTION 409A WAIVER AND RELEASE

All capitalized terms in this Code Section 409A Waiver and Release shall have the meaning assigned to them in the Notice of Stock Option Grant to which this Exhibit C is attached or the Plan, as applicable.

Participant hereby agrees and acknowledges that the Board has taken reasonable steps to value the Common Stock of the Company and to set the Exercise Price at the Fair Market Value per Share on the Date of Grant so that the Option will not be treated as an item of deferred compensation subject to Code Section 409A. Were the Internal Revenue Service to conclude that the Option is subject to Code Section 409A, then Participant would be subject to the following adverse tax consequences:

(i)    As the Option vests, Participant would immediately recognize taxable income for federal income tax purposes equal to the amount by which the Fair Market Value of Shares with respect to which the Option vests at that time exceeds the Exercise Price payable for those Shares. The Company would also have to collect from Participant the federal income and employment taxes which must be withheld on that income. Taxation would occur in this manner even though the Option remains unexercised.

(ii)    Participant may also be subject to additional income taxation and withholding taxes on any subsequent increases to the Fair Market Value of the Common Stock purchasable under the vested Option until the Option is exercised or cancelled as to those Shares.

(iii)    In addition to normal income taxes payable as the Option vests, Participant would also be subject to an additional tax penalty equal to 20% of the amount of income Participant recognizes under Code Section 409A when the Option vests and may also be subject to such penalty as the underlying Shares subsequently increase in Fair Market Value over the period the Option continues to remain outstanding.

(iv)    There will also be interest on the taxes and penalties if the resulting taxes are not paid on a timely basis.

Participant hereby further agrees and acknowledges that Participant will incur the same tax consequences, including (without limitation) a second 20% penalty tax, under California income tax laws if Participant is a resident of the State of California or is otherwise subject to California income taxation. If Participant is a resident of any other State, he or she accepts the risk of any unfavorable tax consequences under the laws of that State.

Participant hereby agrees to bear the entire risk of such adverse federal and State tax consequences in the event the Option is deemed to be subject to Code Section 409A and hereby knowingly and voluntarily, in consideration for the grant of the Option, waives and releases any and all claims or causes of action that Optionee might otherwise have against the Company and/or its Board, officers, employees or stockholders arising from or relating to the tax treatment of the Option under Code Section 409A and the corresponding provisions of any applicable State income tax laws (including, without limitation, California income tax laws) and shall not seek any indemnification or other recovery of damages against the Company and/or its Board, officers, employees or stockholders with respect to any adverse federal and State tax consequences or other related costs and expenses Participant may in fact incur under Code Section 409A (or the corresponding provisions of State income tax laws) as a result of the Option.